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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 7, 2006



                              JPMORGAN CHASE & CO.
             (Exact name of registrant as specified in its charter)

       Delaware                      1-5805                    13-2624428
    (State or other              Commission File           (I.R.S. Employer
    jurisdiction of                  Number)            (Identification Number)
    incorporation)

           270 Park Avenue                                 10017
            New York, NY
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 270-6000

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

      On Friday, April 7, 2006, JPMorgan Chase & Co. ("JPMorgan") and The Bank of New York Company, Inc. ("Bank of New York") entered into a definitive agreement pursuant to which JPMorgan agreed to acquire Bank of New York's consumer, small-business and middle-market banking businesses in exchange for JPMorgan's corporate trust business plus a cash payment of $150 million. The transaction has been approved by both companies' board of directors, and the completion of the transaction is subject to the receipt of necessary regulatory approvals.

      A copy of the agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.     DESCRIPTION

99.1 Purchase and Assumption Agreement, dated as of April 7, 2006, by and between The Bank of New York Company, Inc. and JPMorgan Chase & Co.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMORGAN CHASE & CO.

  Date: April 13, 2006       By: /s/ Anthony J. Horan
                                 -----------------------------------------------
                                 Name: Anthony J. Horan
                                 Title: Corporate Secretary

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                                 EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

99.1 Purchase and Assumption Agreement, dated as of April 7, 2006, by and between The Bank of New York Company, Inc. and JPMorgan Chase & Co.